UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: May 24, 2011

EL PASO CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	1-14365	76-0568816
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
El Paso Building
1001 Louisiana Street
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (713) 420-2600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 24, 2011, we announced that we are considering a possible tax-free spin-off of our natural gas and oil exploration and production (“E&P”) business. The planned separation is subject to market, regulatory, tax, final approval by our Board of Directors and other customary conditions. Upon completion of the spin-off, Brent J. Smolik, currently President of El Paso Exploration & Production Company, will become President and Chief Executive Officer of the new E&P Company and Dane E. Whitehead, Senior Vice President, Strategy & Enterprise Business Development, will become Chief Financial Officer of the new E&P Company. Douglas L. Foshee will continue to serve as our President, Chief Executive Officer and Chairman of the Board of Directors. Upon completion of the spin-off, Mr. Foshee will also become the non-Executive Chairman of the Board of Directors of the new E&P Company. A copy of the press release regarding the proposed spin-off is attached hereto as Exhibit 99.A and incorporated herein by reference.
Item 7.01 Regulation FD Disclosure.
An investor and analyst meeting and webcast at which the spin-off was announced was held on May 24, 2011, at 7:00 a.m. Central Time. A copy of the presentation from that meeting is attached hereto as Exhibit 99.B. A copy of the presentation and the webcast will also be available for a limited time on our website at www.elpaso.com under “Investor Relations.”
The information furnished pursuant to this Item 7.01, including Exhibit 99.B, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly provided by specific reference in such filing.
Item 8.01 Other Events.
     On May 24, 2011, we announced that we are considering a possible tax-free spin-off of our E&P business. A copy of the press release is attached hereto as Exhibit 99.A and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description
99.A	Press Release of El Paso Corporation dated May 24, 2011.

99.B	Investor and Analyst Meeting Presentation of El Paso Corporation dated May 24, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO CORPORATION
By:	/s/ Robert W. Baker
Robert W. Baker
Executive Vice President and General Counsel

Dated: May 24, 2011.

EXHIBIT INDEX

Exhibit
Number	Description
99.A	Press Release of El Paso Corporation dated May 24, 2011

99.B	Investor and Analyst Meeting Presentation of El Paso Corporation dated May 24, 2011.